Supplement to the
Fidelity®
Independence Fund
January 29, 2006
Prospectus

The following information replaces the biographical information for Jason Weiner found in the "Fund Management" section on page 20.

Robert Bertelson is vice president and manager of Independence Fund, which he has managed since November 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 1991, Mr. Bertelson has worked as a research analyst and manager.

FRE-06-02 November 20, 2006
1.717656.111

Supplement to the
Fidelity®
Equity-Income II Fund
January 29, 2006
Prospectus

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The following information replaces similar information found under the heading "Dividends and Capital Gain Distributions" on page 19.

The fund normally pays dividends in April, July, October, and December and pays capital gain distributions in January and December.

The following information replaces the biographical information for Stephen DuFour found in the "Fund Management" section on page 22.

Robert Chow is vice president and manager of Equity-Income II Fund, which he has managed since November 2006. He also manages another Fidelity fund. Since joining Fidelity Investments in 1989, Mr. Chow has worked as a research analyst and manager.

EII-06-03 November 20, 2006
1.734046.112